UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 1 TO

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   March 14, 2024

Benchmark 2024-V6 Mortgage Trust

(Central Index Key Number 0002012265)
(Exact name of issuing entity)

GS Mortgage Securities Corporation II

(Central Index Key Number 0001004158)

(Exact name of the depositor as specified in its charter)

Goldman Sachs Mortgage Company

(Central Index Key Number 0001541502)

Barclays Capital Real Estate Inc.

(Central Index Key Number 0001549574)

Citi Real Estate Funding Inc.

(Central Index Key Number 0001701238)

German American Capital Corporation

(Central Index Key Number 0001541294)

Bank of Montreal

(Central Index Key Number 0000927971)

(Exact name of the sponsors as specified in its charters)

Delaware	333-261764-03	22-3442024
(State or other jurisdiction of incorporation of depositor)	(Commission File Number of issuing entity)	(IRS Employer Identification No. of depositor)

200 West Street
New York, New York	10282
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 902-1000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 1.01.	Entry into a Material Definitive Agreement.

This Form 8-K/A amends the Current Report on Form 8-K (the “Form 8-K”), dated and filed as of March 18, 2024 (the “Original 8-K”). The purpose of this amendment is to file Exhibit 4.2.

On March 28, 2024 (the “Closing Date”), GS Mortgage Securities Corporation II (the “Depositor”) is expected to cause the issuance of the Benchmark 2024-V6 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2024-V6 (the “Certificates”) pursuant to a pooling and servicing agreement, dated as of March 1, 2024 (the “Pooling and Servicing Agreement”), among the Depositor, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

The Certificates represent, in the aggregate, the entire beneficial ownership in Benchmark 2024-V6 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 37 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 62 commercial, multifamily and/or manufactured housing properties (the “Mortgaged Properties”).

The Mortgage Loans secured by the Mortgaged Properties identified on Exhibit B to the Pooling and Servicing Agreement as “Kenwood Towne Center”, “Staten Island Mall” and “Sheraton Hotel Brooklyn”, which are each an asset of the Issuing Entity, are each part of a whole loan (the “Kenwood Towne Center Whole Loan”, the “Staten Island Mall Whole Loan” or the “Sheraton Hotel Brooklyn Whole Loan”, as applicable) that includes the Kenwood Towne Center Mortgage Loan, the Staten Island Mall Mortgage Loan or the Sheraton Hotel Brooklyn Mortgage Loan, as applicable, and certain other loans that are pari passu to such Mortgage Loan that are not assets of the Issuing Entity.

On March 19, 2024, Barclays Commercial Mortgage Securities LLC filed the Pooling and Servicing Agreement, dated as of March 1, 2024, among Barclays Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, 3650 REIT Loan Servicing LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer (the “BBCMS 2024-5C25 PSA”). As the Depositor indicated in the Original 8-K that it would file the BBCMS 2024-5C25 PSA upon its availability, this Form 8-K/A hereby amends the Original 8-K to add the BBCMS 2024-5C25 PSA, which is included in this filing as Exhibit 4.2. For a description of the servicing of the Kenwood Towne Center Whole Loan, the Staten Island Mall Whole Loan and the Sheraton Hotel Brooklyn Whole Loan under the BBCMS 2024-5C25 PSA, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(d)       Exhibits

Exhibit 4.2	Pooling and Servicing Agreement is dated and effective as of March 1, 2024, among Barclays Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, 3650 REIT Loan Servicing LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 19, 2024	GS MORTGAGE SECURITIES CORPORATION II

	By:	/s/ Scott Epperson
		Name:	Scott Epperson
		Title:	Chief Executive Officer

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.2	Pooling and Servicing Agreement is dated and effective as of March 1, 2024, among Barclays Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, 3650 REIT Loan Servicing LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.	(E)